Exhibit (5) (b)


                       GLENBROOK LIFE AND ANNUITY COMPANY
                          LAW AND REGULATION DEPARTMENT
                             3100 Sanders Road, J5B
                           Northbrook, Illinois 60062
                         Direct Dial Number 847-402-2400
                             Facsimile 847-402-4371


Michael J. Velotta                               Please direct reply to:
 Vice President, Secretary                       Post Office Box 3005
   and General Counsel                           Northbrook, Illinois 60065-3005

                                 April 14, 1999


TO:               GLENBROOK LIFE AND ANNUITY COMPANY
                  NORTHBROOK, ILLINOIS  60062

FROM:             MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

RE:               FORM S-3 REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933
                  FILE NO. 333-07275

         With reference to the Registration Statement on Form S-3 filed by Glenbrook Life and Annuity Company (the "Company") with the Securities and Exchange Commission covering the Flexible Payment Deferred Annuity Contracts and the Single and Flexible Payment Deferred Annuity Contracts, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of December 28, 1998:

1. The Company is duly organized and existing under the laws of the State of Arizona and has been duly authorized to do business by the Director of Insurance of the State of Arizona.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the Company.

         I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectus constituting a part of the Registration Statement.

Sincerely,


/s/Michael J. Velotta
-------------------------
Michael J. Velotta
Vice President, Secretary and
General Counsel